                                                                       EXHIBIT 5

THIS UNIT CERTIFICATE IS A GLOBAL UNIT CERTIFICATE WITHIN THE MEANING OF THE MASTER UNIT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS UNIT CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A UNIT CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS UNIT CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE MASTER UNIT AGREEMENT.


                                MONSANTO COMPANY

              .% Adjustable Conversion-rate Equity Security Units

                       (Stated Amount $. per Normal Unit)


CUSIP No. 611662305

No. .                                                             . Normal Units


          This Unit Certificate certifies that Cede & Co. is the registered Holder of the number of Normal Units set forth above. Each Normal Unit represents the right to purchase Common Stock under a Purchase Contract with Monsanto Company, a Delaware corporation (the "Company"), together with ownership of the Junior Subordinated Deferrable Debentures (the "Debentures") or other Pledged Securities pledged to secure the obligations referred to in (a) and (b) below, subject to (a) the obligations owed to the Company under such Purchase Contract, (b) for so long as any Call Options remain exercisable, the obligations owed to the Call Option Holder under a Call Option and (c) the pledge arrangements securing the foregoing obligations.

          Each Purchase Contract evidenced hereby is governed by a Master Unit Agreement, dated as of November ., 1998 (the "Master Unit Agreement"), between the Company and First National Bank of Chicago, as unit agent (herein called the "Unit Agent"), and the terms of each Purchase Contract set forth therein. All terms used herein which are not defined herein and which are defined in the Master Unit Agreement have the meanings set forth therein. Each Call Option evidenced hereby is governed by the Call Option Agreement. The Pledge evidenced hereby is governed by the Pledge

Agreement. Reference is hereby made to the Master Unit Agreement, the Call Option Agreement and the Pledge Agreement, and any supplemental agreements thereto, for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Unit Agent, the Company, the Call Option Holder, the Collateral Agent and the Holders. The summary contained herein is qualified in its entirety by the provisions of the Principal Agreements, and the Principal Agreements shall govern the rights of the parties to the extent that there is any conflict between such summary and such provisions.

          Each Purchase Contract evidenced hereby obligates the Holder of this Unit Certificate to purchase, and the Company to sell, on November ., 2001 (the "Stock Purchase Date"), at a price equal to $. (the "Stated Amount"), a number of shares of Common Stock, no par value per share, having such terms as set forth in the Company's certificate of incorporation, as amended from time to time ("Common Stock"), of the Company equal to the Settlement Rate, unless on or prior to the Stock Purchase Date there shall have occurred a Termination Event. The "Settlement Rate" is equal to (a) if the Applicable Market Value (as defined in the Master Unit Agreement) is greater than or equal to $. (the "Threshold Appreciation Price"), . of a share of Common Stock per Purchase Contract, (b) if the Applicable Market Value is less than the Threshold Appreciation Price but is greater than the Stated Amount, a fractional share of Common Stock per Purchase Contract equal to the Stated Amount divided by the Applicable Market Value (rounded to the nearest 1/10,000th of a share or, if there is no nearest 1/10,000th of a share, rounded downward to the nearest 1/10,000th of a share) and (c) if the Applicable Market Amount is less than or equal to the Stated Amount, one share of Common Stock per Purchase Contract, in each case subject to adjustment as provided in the Master Unit Agreement. No fractional shares of Common Stock will be issued upon settlement of Purchase Contracts, but instead of issuing any fractional interest the Company shall make a cash payment as provided in the Master Unit Agreement. The purchase price for the shares of Common Stock to be purchased pursuant to each Purchase Contract evidenced hereby, if not paid by 10:00 a.m., New York City time, on the Stock Purchase Date, shall be paid by application of payments received by the Company on the Stock Purchase Date from the Collateral Agent pursuant to the Pledge Agreement in respect of the Pledged Securities pledged to secure such Holder's obligations under such Purchase Contract.

          The Purchase Contracts and the obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights and obligations to receive and pay accrued or deferred Contract Fees, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Unit Agent or the Company, if, on or prior to the Stock Purchase Date, a Termination Event shall have occurred. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Pledged Securities from the Pledge. The Normal Units shall thereafter represent the right to receive the Pledged Securities forming a part of such Normal Units in accordance with the provisions of the Master Unit Agreement and the Pledge Agreement.

          The Call Options evidenced hereby entitle the Call Option Holder to acquire the Junior Subordinated Deferrable Debentures (the "Debentures") evidenced hereby on or before November ., 2001 unless prior to the exercise thereof there shall have occurred a Termination Event. The Call Option Holder may exercise such Call Options only in whole together with the Call Options underlying the other Normal Units, by delivering to the Unit Agent a notice of exercise and delivering to the Unit Agent the Aggregate Call Option Exercise Consideration, whereupon the Debentures underlying the Normal Units will be released from the Pledge and the Treasury Securities constituting all or part of the Aggregate Call Option Exercise Consideration delivered to the Collateral Agent will be substituted as the Pledged Securities underlying the Normal Units.

          The Company shall pay, on each January 15, April 15, July 15 and October 15, commencing January 15, 1999 (each, a "Quarterly Payment Date"), in respect of each Purchase Contract evidenced hereby, a fee (the "Contract Fee") accruing on the Stated Amount of such Unit from and including the date of first issuance of any Units at a rate per annum equal to .% (the "Contract Fee Rate") (computed on the basis of a 360-day year of twelve 30-day months and subject to deferral as described in the Master Unit Agreement), plus any additional fees accrued thereon pursuant to Section 503 of the Master Unit Agreement. The Company's obligations with respect to Contract Fees shall be, to the extent provided in the Master Unit Agreement, subordinate and subject in right of payment to all Senior Indebtedness.

          Payments due to the Holder in respect of the Normal Units evidenced hereby will be payable to the Person in whose name this Unit Certificate is registered at the close of business on the Record Date next preceding the relevant payment date.

          The transfer of any Unit Certificate will be registered and Unit Certificates may be exchanged as provided in the Master Unit Agreement. The Unit Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Master Unit Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the Unit Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Except as provided in the Master Unit Agreement in connection with a Stripped Unit Creation, for so long as the Purchase Contract underlying a Normal Unit remains in effect, such Normal Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Normal Unit in respect of the Pledged Securities and Purchase Contract constituting such Normal Unit may be transferred and exchanged only as an integrated Normal Unit.

          Upon registration of transfer of this Unit Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee) by the terms of the Purchase Contracts and Call Options evidenced hereby and by the Pledge Agreement, and the transferor shall be released from such obligations. The Company covenants and agrees, and the Holder, by his acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

          The Holder of this Unit Certificate, by his acceptance hereof, irrevocably authorizes the Unit Agent to enter into and perform the related Purchase Contracts and Call Options evidenced hereby on his behalf as his attorney-in-fact, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform his obligations under such Purchase Contracts and Call Options, consents to the provisions of the Principal Agreements, irrevocably authorizes the Unit Agent to enter into and perform the Call Option Agreement and the Pledge Agreement on his behalf as his attorney-in-fact, and consents to and agrees to be bound by the Pledge evidenced hereby pursuant to the Pledge Agreement.

          Subject to certain exceptions, the provisions of the Principal Agreements may be amended with the consent of the Holders of at least a majority of the Outstanding Units or, if the amendment affects only the Holders of the Normal Units or only the Holders of the Stripped Units, at least a majority of the Outstanding Units comprising Normal Units or Stripped Units, as the case may be.

          THE PURCHASE CONTRACTS AND CALL OPTIONS SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

          The Company, the Unit Agent and any agent of the Company or the Unit Agent may treat the Person in whose name this Unit Certificate is registered as the owner of the Normal Units evidenced hereby for the purpose of receiving payments of distributions or interest on the Pledged Securities, receiving the rights and performing the obligations under the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Unit Agent nor any such agent shall be affected by notice to the contrary.

          THE PURCHASE CONTRACTS SHALL NOT, PRIOR TO THE SETTLEMENT THEREOF, ENTITLE THE HOLDER TO ANY OF THE RIGHTS OF A HOLDER OF SHARES OF COMMON STOCK.

          Copies of the Principal Agreements are available for inspection at the offices of the Unit Agent.

          Unless the certificate of authentication hereon has been executed by the Unit Agent by manual signature, this Unit Certificate shall not be entitled to any benefit under the Principal Agreements or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company and the Holder hereby agree to their respective obligations under the Purchase Contracts evidenced by this instrument, and the Holder hereby acknowledges that the Pledged Securities evidenced by this instrument are subject to the Pledge under the Pledge Agreement.

                                       MONSANTO COMPANY

                                       By:
                                          --------------------------------------

Attest:
        -----------------------------

                                       HOLDER SPECIFIED ABOVE

                                       By: THE FIRST NATIONAL
                                       BANK OF CHICAGO,
                                       as Attorney-in-Fact of such Holder

                                       By:
                                          --------------------------------------

          IN WITNESS WHEREOF, the Holder hereby agrees, for the benefit of the Call Option Holder, to its obligations under any Call Options evidenced by this instrument, and the Holder hereby acknowledges, for the benefit of the Call Option Holder, that the Pledged Securities evidenced by this instrument are subject to the Pledge under the Pledge Agreement.

                                       HOLDER SPECIFIED ABOVE

                                       By: THE FIRST NATIONAL
                                       BANK OF CHICAGO,
                                       as Attorney-in-Fact of such Holder

                                       By:
                                          --------------------------------------

Dated:

Unit Agent's Certificate of Authentication

          This is one of the Unit Certificates referred to in the within mentioned Master Unit Agreement.

THE FIRST NATIONAL BANK OF CHICAGO,
as Unit Agent

By:
   --------------------------------------

                            Settlement Instructions


          The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on or after the Stock Purchase Date of the Purchase Contracts underlying the number of Normal Units evidenced by this Unit Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated: _________________________________________________________________________
                                                   Signature*


 If shares are to be registered in the                     REGISTERED HOLDER
 name of and delivered to a Person
 other than the Holder, please print           Please print name and address of
 such Person's name and address:               Registered Holder:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                Name                                       Name
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               Address                                    Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Social Security or other Taxpayer
--------------------------------------------------------------------------------

Identification Number, if any
--------------------------------------------------------------------------------

*/      Signature must be guaranteed by an eligible Guarantor Institution
(banks, stockbrokers, savings and loan associations and credit unions) with membership in an approved signature medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if Common Stock is to be delivered other than to, and in the name of, the registered Holder.

--------------------------------------------------------------------------------
 If shares are to be registered in the                     REGISTERED HOLDER
 name of and delivered to a Person
 other than the Holder, please print            Please print name and address of
 such Person's name and address:                Registered Holder:
--------------------------------------------------------------------------------
Identification Number, if any
--------------------------------------------------------------------------------

 If shares are to be registered in the                      REGISTERED HOLDER
 name of and delivered to a Person
 other than the Holder, please print            Please print name and address of
 such Person's name and address:                Registered Holder:


               Name                                           Name

             Address                                        Address



Social Security or other Taxpayer
Identification Number, if any

                            Election to Settle Early


          The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on or after the Special Early Settlement Date of the Purchase Contracts underlying the number of Normal Units evidenced by this Unit Certificate be registered in the name of, and delivered to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated: ___________________________________________________________
                                                   Signature*

--------------------------------------------------------------------------------
 If shares are to be registered in the                     REGISTERED HOLDER
 name of and delivered to a Person
 other than the Holder, please print     Please print name and address of
 such Person's name and address:         Registered Holder:

--------------------------------------------------------------------------------
                 Name                                        Name
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                Address                                     Address
--------------------------------------------------------------------------------
Social Security or other Taxpayer
Identification Number, if any
--------------------------------------------------------------------------------

* Signature must be guaranteed by an eligible Guarantor Institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in an approved signature medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if Common Stock is to be delivered other than to, and in the name of, the registered Holder.

                        Request to Create Stripped Units

          The undersigned Holder directs that (a) the Pledged Securities underlying the number of Normal Units indicated below (which number does not exceed the number of Normal Units evidenced by this Unit Certificate) be released from the Pledge and registered in the name of, and delivered to, the undersigned at the address indicated below unless a different name and address have been indicated below and (b) a corresponding number of Stripped Units be registered in the name of, and delivered to, the undersigned at the address indicated below unless a different name and address have been indicated below. If the released Pledged Securities or the Stripped Units are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

          The undersigned confirms that the requisite Treasury Securities, any required cash and the instrument from the Call Option Holder have been delivered to the Collateral Agent.

Dated: _________________________    ___________________________________
                                               Signature*

--------------------------------------------------------------------------------
 If released Pledged Securities are to be                  REGISTERED HOLDER
 registered in the name of and delivered to
 a Person other than the Holder, please        Please print name and address
 print such Person's name and address:         of Registered Holder:

                 Name                                      Name

                Address                                   Address

Social Security or other Taxpayer
 Identification Number, if any
-------------------------------------------------------------------------------

If Stripped Units are to be registered in the name of and delivered to a Person other than the Holder, please print such Person's name and address:

          Name

          Address

Social Security or other Taxpayer
Identification Number, if any



* Signature must be guaranteed by an eligible Guarantor Institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in an approved signature medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if Common Stock is to be delivered other than to, and in the name of, the registered Holder.